Exhibit 99.1

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
REPORTS RESULTS FOR THE SECOND QUARTER AND SIX MONTHS ENDED JUNE 30, 2014

SECOND QUARTER
- Net revenues of US$ 204.9 million -
- OIBDA of US$ 41.6 million -

SIX MONTHS
- Net revenues of US$ 356.1 million -
- OIBDA of US$ 39.3 million -

HAMILTON, BERMUDA, July 30, 2014 - Central European Media Enterprises Ltd. (“CME” or the “Company”) (NASDAQ/Prague Stock Exchange - CETV) today announced financial results for the three and six months ended June 30, 2014.

Net revenues for the second quarter ended June 30, 2014 were US$ 204.9 million compared to US$ 175.6 million for the same period in 2013. OIBDA (as defined below) for the second quarter ended June 30, 2014 was US$ 41.6 million compared to US$ 8.0 million in 2013. Operating income for the three months ended June 30, 2014 was US$ 22.6 million compared to an operating loss of US$ (4.6) million in 2013. Net loss for the three months ended June 30, 2014 was US$ (52.5) million compared to US$ (41.1) million in 2013. Fully diluted loss per share attributable to CME for the three months ended June 30, 2014 was US$ (0.36) compared to US$ (0.34) in 2013.

Net revenues for the six months ended June 30, 2014 were US$ 356.1 million compared to US$ 306.2 million for the same period in 2013. OIBDA for the six months ended June 30, 2014 was US$ 39.3 million compared to US$ (12.8) million in 2013. Operating income for the six months ended June 30, 2014 was US$ 8.3 million compared to an operating loss of US$ (39.5) million in 2013. Net loss for the six months ended June 30, 2014 was US$ (101.1) million compared to US$ (150.1) million in 2013. Fully diluted loss per share attributable to CME for the six months ended June 30, 2014 was US$ (0.69) compared to US$ (1.42) in 2013.

OIBDA, which includes amortization and impairment of program rights, is determined as operating income / (loss) before depreciation, amortization of intangible assets and impairments of assets and certain unusual or infrequent items that are not considered by our chief operating decision makers when evaluating our performance as defined in "Segment Data and Non-GAAP Financial Measures" below. Costs charged in arriving at OIBDA during the second quarter exclude a one-off charge of US$ 6.9 million for a fine the competition agency in Slovenia is seeking to impose relating to operations there prior to 2012. We intend to appeal the decision.

Michael Del Nin, Co-Chief Executive Officer, commented: "Our results demonstrate the continuing significant improvement in the company's financial position, and provide further evidence that our turnaround is well underway."

Christoph Mainusch, Co-Chief Executive Officer, added: "We reduced content costs while maintaining our audience share leadership, despite competition from the FIFA World Cup. This is proof of the strength of our content."

- continued -

Consolidated Results for the Three Months Ended June 30, 2014

Net revenues for the three months ended June 30, 2014 were US$ 204.9 million compared to US$ 175.6 million for the three months ended June 30, 2013. Operating income for the three months ended June 30, 2014, which includes a charge of US$ 6.9 million for a fine the competition agency in Slovenia is seeking to impose, was US$ 22.6 million compared to an operating loss of US$ (4.6) million for the three months ended June 30, 2013. Net loss for the three months ended June 30, 2014 was US$ (52.5) million compared to US$ (41.1) million for the three months ended June 30, 2013. Fully diluted loss per share attributable to CME for the three months ended June 30, 2014 was US$ (0.36) compared to US$ (0.34) for the three months ended June 30, 2013.

OIBDA for the three months ended June 30, 2014 was US$ 41.6 million compared to US$ 8.0 million in the same period ended June 30, 2013. OIBDA margin1 for the three months ended June 30, 2014 was 20.3% compared to 4.5% for the three months ended June 30, 2013.

Headline consolidated results for the three months ended June 30, 2014 and 2013 were:

	RESULTS
(US$ 000's)	For the Three Months Ended June 30,
(unaudited)	2014	2013	% Actual	% Lfl[2]
Net revenues	$204,870	$175,566	16.7%	12.6%
OIBDA	41,579	7,955	NM3	NM3
Operating income / (loss)	22,573	(4,596)	NM3	NM3
Net loss	(52,507)	(41,093)	(27.8)%	(30.7)%
Fully diluted loss per share	$(0.36)	$(0.34)	(5.9)%	(9.1)%

Consolidated Results for the Six Months Ended June 30, 2014

Net revenues for the six months ended June 30, 2014 were US$ 356.1 million compared to US$ 306.2 million for the six months ended June 30, 2013. Operating income for the six months ended June 30, 2014, which includes a charge of US$ 6.9 million for a fine the competition agency in Slovenia is seeking to impose, was US$ 8.3 million compared to an operating loss of US$ (39.5) million for the six months ended June 30, 2013. Net loss for the six months ended June 30, 2014 was US$ (101.1) million compared to US$ (150.1) million in the six months ended June 30, 2013. Fully diluted loss per share attributable to CME for the six months ended June 30, 2014 was US$ (0.69) compared to US$ (1.42) in the six months ended June 30, 2013.

OIBDA for the six months ended June 30, 2014 was US$ 39.3 million compared to US$ (12.8) million in the same period ended June 30, 2013. OIBDA margin for the six months ended June 30, 2014 was 11.0% compared to (4.2)% for the six months ended June 30, 2013.

Headline consolidated results for the six months ended June 30, 2014 and 2013 were:

	RESULTS
(US$ 000's)	For the Six Months Ended June 30,
(unaudited)	2014	2013	% Actual	% Lfl[2]
Net revenues	$356,107	$306,226	16.3%	13.1%
OIBDA	39,267	(12,754)	NM3	NM3
Operating income / (loss)	8,263	(39,454)	NM3	NM3
Net loss	(101,139)	(150,051)	32.6%	32.3%
Fully diluted loss per share	$(0.69)	$(1.42)	51.4%	51.4%

1OIBDA margin is defined as the ratio of OIBDA to net revenues as defined in "Segment Data and Non-GAAP Financial Measures" below.
2 % Lfl (like-for-like) variance reflects the impact of applying the current period average exchange rates to the prior period revenues and costs.
3Number is not meaningful.

Teleconference and Audio Webcast Details

CME will host a teleconference and audio webcast to discuss its second quarter results on Wednesday, July 30, 2014 at 9 a.m. New York time (2 p.m. London and 3 p.m. Prague time). The audio webcast and teleconference will refer to presentation slides which will be available on CME's website at www.cme.net prior to the call.

To access the teleconference, U.S. and international callers may dial +1-785-424-1834 ten minutes prior to the start time and reference passcode CETVQ214. The conference call will be audio webcasted via www.cme.net. It can be heard on iPads, iPhones and a range of devices supporting Android and Windows operating systems.

A digital audio replay will be available for two weeks following the call at www.cme.net.

CME will post the results for the six months ended June 30, 2014 for its wholly-owned subsidiary CET 21 spol. s r.o. at www.cme.net by Friday, September 12, 2014.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated.  Forward-looking statements reflect our current views with respect to future events and because our business is subject to such risks and uncertainties, actual results, our strategic plan, our financial position, results of operations and cash flows could differ materially from those described in or contemplated by the forward-looking statements.

Important factors that contribute to such risks include, but are not limited to, the following: our continuing significant liquidity constraints; the success of our efforts to increase our revenues and recapture advertising market share in the Czech Republic; decreases in television advertising spending and the rate of development of the advertising markets in the countries in which we operate; our ability to refinance our existing indebtedness; the effect of the global economic slowdown and Eurozone instability in our markets and the extent and timing of any recovery; our success in implementing our initiatives to diversify and enhance our revenue streams; the extent to which our debt service obligations restrict our business; our ability to make cost-effective investments in television broadcast operations, including investments in programming; our ability to develop and acquire necessary programming and attract audiences; changes in the political and regulatory environments where we operate and application of relevant laws and regulations; and the timely renewal of broadcasting licenses and our ability to obtain additional frequencies and licenses.

The foregoing review of important factors should not be construed as exhaustive. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" and “Forward-looking Statements” sections in CME's Quarterly Report on Form 10-Q for the period ended June 30, 2014. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.

This press release should be read in conjunction with our Quarterly Report on Form 10-Q for the period ended June 30, 2014, which was filed with the Securities and Exchange Commission on July 30, 2014.

We make available free of charge on our website at www.cme.net our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission.

CME is a media and entertainment company operating leading businesses in six Central and Eastern European markets with an aggregate population of approximately 50 million people. CME broadcasts 33 television channels in Bulgaria (bTV, bTV Cinema, bTV Comedy, bTV Action, bTV Lady and Ring.bg), Croatia (Nova TV, Doma, Nova World and MiniTV), the Czech Republic (TV Nova, Nova Cinema, Nova Sport, Fanda, Smichov and Telka), Romania (PRO TV, PRO TV International, Acasa, Acasa Gold, PRO Cinema, Sport.ro, MTV Romania, PRO TV Chisinau and Acasa in Moldova), the Slovak Republic (TV Markíza, Doma and Dajto), and Slovenia (POP TV, Kanal A, Brio, Oto and Kino). CME is traded on the NASDAQ Global Select Market and the Prague Stock Exchange under the ticker symbol “CETV”.

###

For additional information, please visit www.cme.net or contact:

Mark Kobal
Head of Investor Relations
Central European Media Enterprises
+420 242 465 576
mark.kobal@cme.net

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000's, except per share data)
(unaudited)

	For the Three Months Ended June 30,
	2014	2013
Net revenues	$204,870	$175,566
Operating expenses:
Content costs	93,913	96,736
Other operating costs	29,668	32,016
Depreciation of property, plant and equipment	8,877	8,902
Amortization of broadcast licenses and other intangibles	3,231	3,649
Cost of revenues	135,689	141,303
Selling, general and administrative expenses	43,688	34,161
Restructuring costs	2,920	4,698
Operating income / (loss)	22,573	(4,596)
Interest expense, net	(38,949)	(30,999)
Loss on extinguishment of debt	(24,161)	(23,115)
Foreign currency exchange gain, net	26	15,047
Change in fair value of derivatives	2,361	—
Other expense, net	(1,775)	(412)
Loss from continuing operations before tax	(39,925)	(44,075)
(Provision) / credit for income taxes	(2,487)	3,332
Loss from continuing operations	(42,412)	(40,743)
Discontinued operations, net of tax	(10,095)	(350)
Net loss	(52,507)	(41,093)
Net loss attributable to noncontrolling interests	69	131
Net loss attributable to CME Ltd.	$(52,438)	$(40,962)

PER SHARE DATA:
Net loss per share attributable to CME Ltd.:
Continuing operations - Basic and diluted	$(0.29)	$(0.33)
Discontinued operations - Basic and diluted	$(0.07)	$(0.01)
Net loss per share - Basic and diluted	$(0.36)	$(0.34)

Weighted average common shares used in computing per share amounts:
Basic and diluted	146,455	122,115

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000's, except per share data)
(unaudited)

	For the Six Months Ended June 30,
	2014	2013
Net revenues	$356,107	$306,226
Operating expenses:
Content costs	182,853	185,910
Other operating costs	56,770	61,793
Depreciation of property, plant and equipment	17,595	19,073
Amortization of broadcast licenses and other intangibles	6,511	7,627
Cost of revenues	263,729	274,403
Selling, general and administrative expenses	75,829	66,579
Restructuring costs	8,286	4,698
Operating income / (loss)	8,263	(39,454)
Interest expense, net	(66,714)	(62,773)
Loss on extinguishment of debt	(24,161)	(23,115)
Foreign currency exchange loss, net	(392)	(34,805)
Change in fair value of derivatives	2,311	104
Other expense, net	(1,768)	(425)
Loss from continuing operations before tax	(82,461)	(160,468)
(Provision) / credit for income taxes	(290)	11,313
Loss from continuing operations	(82,751)	(149,155)
Discontinued operations, net of tax	(18,388)	(896)
Net loss	(101,139)	(150,051)
Net loss attributable to noncontrolling interests	786	813
Net loss attributable to CME Ltd.	$(100,353)	$(149,238)

PER SHARE DATA:
Net loss per share attributable to CME Ltd.:
Continuing operations - Basic and diluted	$(0.56)	$(1.41)
Discontinued operations - Basic and diluted	$(0.13)	$(0.01)
Net loss per share - Basic and diluted	$(0.69)	$(1.42)

Weighted average common shares used in computing per share amounts:
Basic and diluted	146,410	105,349

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(US$ 000's)
(unaudited)

	June 30, 2014	December 31, 2013
ASSETS
Cash and cash equivalents	$87,824	$103,624
Other current assets	366,800	328,501
Assets held for sale	1,418	22,661
Total current assets	456,042	454,786
Property, plant and equipment, net	189,281	198,292
Goodwill and other intangible assets, net	992,318	1,006,685
Other non-current assets	323,495	302,110
Total assets	$1,961,136	$1,961,873
LIABILITIES AND EQUITY
Accounts payable and accrued liabilities	$264,571	$290,377
Current portion of long-term debt and other financing arrangements	1,479	2,111
Other current liabilities	41,686	16,629
Liabilities held for sale	1,418	7,105
Total current liabilities	309,154	316,222
Long-term portion of long-term debt and other financing arrangements	826,277	962,943
Other non-current liabilities	44,723	33,817
Total liabilities	$1,180,154	$1,312,982

Series B Convertible Redeemable Preferred Stock	$215,693	$207,890

EQUITY
Common Stock	$10,823	$10,787
Additional paid-in capital	1,936,394	1,704,066
Accumulated deficit	(1,363,269)	(1,262,916)
Accumulated other comprehensive loss	(18,827)	(11,829)
Total CME Ltd. shareholders' equity	565,121	440,108
Noncontrolling interests	168	893
Total equity	565,289	441,001
Total liabilities and equity	$1,961,136	$1,961,873

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(US$ 000's)
(unaudited)

	For the Six Months Ended June 30,
	2014	2013
Net cash used in continuing operating activities	$(16,916)	$(37,250)
Net cash used in continuing investing activities	(14,054)	(14,544)
Net cash provided by continuing financing activities	15,940	61,471
Net cash used in discontinued operations	(752)	(986)
Impact of exchange rate fluctuations on cash and cash equivalents	(18)	(3,477)
Net (decrease) / increase in cash and cash equivalents	$(15,800)	$5,214

Net cash used in continuing operating activities	$(16,916)	$(37,250)
Capital expenditure, net of proceeds from disposals	(14,054)	(14,544)
Free cash flow[4]	$(30,970)	$(51,794)

Supplemental disclosure of cash flow information:
Accretion on Series B Convertible Redeemable Preferred Stock	$7,803	$247
Interest paid in-kind	$727	$—

4See "Segment Data and Non-GAAP Financial Measures" below.

Segment Data and Non-GAAP Financial Measures

We manage our business on a geographical basis, with six reporting segments: Bulgaria, Croatia, the Czech Republic, Romania, the Slovak Republic and Slovenia.

We evaluate the performance of our segments based on net revenues and OIBDA. OIBDA, a non-GAAP measure, which includes amortization and impairment of program rights, is determined as operating income / (loss) before depreciation, amortization of intangible assets and impairments of assets and certain unusual or infrequent items that are not considered by our chief operating decision makers when evaluating our performance. Items that are not allocated to our segments for purposes of evaluating their performance and therefore are not included in their OIBDA, include stock-based compensation and certain other items. Our key performance measure of the efficiency of our segments is OIBDA margin. We define OIBDA margin as the ratio of OIBDA to net revenues. We believe OIBDA is useful to investors because it provides a more meaningful representation of our performance, as it excludes certain items that do not impact either our cash flows or the operating results of our operations. OIBDA is also used as a component in determining management bonuses. Intersegment revenues and profits have been eliminated in consolidation. OIBDA may not be comparable to similar measures reported by other companies. Free cash flow is defined as cash flows from continuing operating activities less purchases of property, plant and equipment, net of disposals of property, plant and equipment and is useful as a measure of our ability to generate cash.

Below are tables showing our net revenues and OIBDA by segment for the three and six months ended June 30, 2014 and 2013, together with a reconciliation of OIBDA to our condensed consolidated statements of operations:

(US$ 000's)	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(unaudited)	2014	2013	2014	2013
Net revenues
Bulgaria	$23,912	$24,245	$43,188	$40,669
Croatia	19,470	17,796	32,967	29,889
Czech Republic	59,299	42,733	98,332	74,811
Romania	62,858	52,046	110,704	92,027
Slovak Republic	24,211	22,000	42,357	38,923
Slovenia	17,585	18,724	31,846	33,200
Intersegment revenues	(2,465)	(1,978)	(3,287)	(3,293)
Total net revenues	$204,870	$175,566	$356,107	$306,226

(US$ 000's)	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(unaudited)	2014	2013	2014	2013
OIBDA
Bulgaria	$5,634	$3,931	$2,888	$1,504
Croatia	4,858	4,176	5,527	3,569
Czech Republic	20,700	933	23,413	(5,950)
Romania	12,580	8,085	18,002	9,179
Slovak Republic	3,060	(556)	(102)	(4,124)
Slovenia	2,690	4,235	3,205	6,072
Elimination	(102)	380	276	400
Total Operating Segments	$49,420	$21,184	$53,209	$10,650
Central	(7,841)	(13,229)	(13,942)	(23,404)
Total OIBDA	$41,579	$7,955	$39,267	$(12,754)

(US$ 000's)	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(unaudited)	2014	2013	2014	2013
Reconciliation to condensed consolidated statements of operations:
Total OIBDA	$41,579	$7,955	$39,267	$(12,754)
Depreciation of property, plant and equipment	(8,877)	(8,902)	(17,595)	(19,073)
Amortization of intangible assets	(3,231)	(3,649)	(6,511)	(7,627)
Other items[5]	(6,898)	—	(6,898)	—
Operating income / (loss)	$22,573	$(4,596)	$8,263	$(39,454)
Interest expense, net	(38,949)	(30,999)	(66,714)	(62,773)
Loss on extinguishment of debt	(24,161)	(23,115)	(24,161)	(23,115)
Foreign currency exchange gain / (loss), net	26	15,047	(392)	(34,805)
Change in fair value of derivatives	2,361	—	2,311	104
Other expense, net	(1,775)	(412)	(1,768)	(425)
(Provision) / credit for income taxes	(2,487)	3,332	(290)	11,313
Loss from discontinued operations, net of tax	(10,095)	(350)	(18,388)	(896)
Net loss	$(52,507)	$(41,093)	$(101,139)	$(150,051)

5Other items for the three and six months ended June 30, 2014 is comprised of a fine the competition agency in Slovenia is seeking to impose (see our Form 10-Q for the period ended June 30, 2014 for more information).